UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 28, 2008

Colombia Goldfields Ltd.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-51013	76-0730088
(Commission File Number)	(IRS Employer Identification No.)

208-8 King Street East, Toronto, Ontario Canada	M5C 1B5
(Address of Principal Executive Offices)	(Zip Code)

(416) 361-9640
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

On February 28, 2008, Colombia Goldfields Ltd. (the “Company”) issued the press release attached hereto as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Press Release of the Company issued on February 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 29, 2008	Colombia Goldfields Ltd.

	By:	/s/ J. Randall Martin
	Name:	J. Randall Martin
	Title:	Vice Chairman and Chief Executive Officer